SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

360 Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transactions applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule, or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

360 Funds

Midwood Long/Short Equity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

May 18, 2020

Dear Shareholders:

The enclosed Proxy Statement contains information about the following proposals between 360 Funds (the “Trust”), on behalf of the Fund, and Midwood Capital Management LLC (the “New Adviser”).

1.	(“Proposal 1”) Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”);

Shareholders of the Fund will vote on the proposals at a Special Meeting of Shareholders to be held on June 10, 2020, at 11:00 a.m. at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

The New Adviser currently serves as the investment sub-adviser to the Fund under an investment sub-advisory agreement with the Crow Point Partners, LLC (the “Current Adviser”), on behalf of the Fund (the “Current Sub-Advisory Agreement”). The Sub-Advisory Agreement was approved by the Board of Trustees (the “Board”) at a meeting held on October 30, 2019. The Sub-Advisory Agreement took effect on December 23, 2019.

The Current Adviser plans to resign as the investment adviser to the Fund, effective on the date that shareholders of the Fund approve the New Advisory Agreement. The Current Adviser recommended that the Board appoint the New Adviser. Information on the Current Advisory Agreement and the New Advisory Agreement is outlined in this Proxy Statement, along with information on the New Adviser and the other service providers. The Board unanimously approved the New Advisory Agreement at a regular quarterly meeting held on April 30, 2020.

David Cohen, a portfolio manager to the Fund since its inception on January 2, 2020, is a principal and portfolio manager at the New Adviser. Mr. Cohen will continue to serve as the portfolio manager to the Fund, both under the Sub-Advisory Agreement and following shareholder approval of the New Advisory Agreement. In addition, no changes are being proposed to the advisory fees charged to the Fund. The New Adviser has committed to continue the current expense limitation arrangement with the Fund through at least January 31, 2022.

To allow the New Adviser to serve as the investment adviser to the Fund without any interruption, shareholders of the Fund are being asked to approve the Proposals. The Board, including a majority of the independent trustees, voted unanimously to approve the New Advisory Agreement on behalf of the Fund and recommends that you approve the Proposal. The Board believes that the proposal is in the best interests of the Fund and its shareholders.

It is very important to receive your vote before June 10, 2020. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by phone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the New Adviser, or any of its affiliates, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

Randall K. Linscott

President

360 Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on June 10, 2020 (the “Meeting”)?

A.

At the Meeting, shareholders of the Midwood Long/Short Equity Fund (the “Fund”), a series of 360 Funds (the “Trust”), will be voting, separately, on (“Proposal 1”) Approve a new investment advisory agreement between the Fund and the New Adviser (the “New Advisory Agreement”);

Q.	Why are shareholders being asked to approve the Proposal?

A.	To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board is recommending that shareholders of the Fund approve the Proposal.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?

A.

At a meeting of the Board of Trustees of the Trust (the “Board”) held on April 30, 2020, the Board unanimously approved the New Advisory Agreement for the Fund, subject to approval by shareholders of the Fund.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the Proposal.

Q.	Why is the Board recommending that shareholders approve the Proposal?

A.	The Board believes the New Adviser will provide shareholders with the same level of service under the New Advisory Agreement that the Fund received under the Current Advisory Agreement.

Q.	How will the approval of the Proposal affect the management and operations of the Fund?

A.

The Fund’s investment objectives and investment strategies will not change as a result of the New Advisory Agreement. In addition, David Cohen, a portfolio manager of the Fund since its inception, will serve as portfolio manager to the Fund under the New Advisory Agreement. Further, the New Adviser has committed to continue the current expense limitation arrangement with the Fund through at least January 31, 2022. Accordingly, the approval of Proposal is not expected to affect the management or operations of the Fund.

Q.	How will the approval of the Proposal affect the expenses of the Fund?

A.

The approval of the New Advisory Agreement on behalf of the Fund will not result in a change to the advisory fee or expense limit. The New Adviser has agreed to maintain the current expense limitation agreements with the Fund through January 31, 2022.

Furthermore, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the New Adviser and the Current Adviser. The costs associated with the solicitation of proxies are expected to be $9,000.

Q.	What are the primary reasons for the retention of the New Adviser as the investment adviser to the Fund?

A.

The Board weighed many factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the operations, reputation, and resources of the New Adviser, performance results achieved by the New Adviser for its clients, including the Fund, the quality of services provided by the New Adviser, and the fact that the Managing Member of the New Adviser has been a portfolio manager of the Fund its inception. The Board also considered that the advisory fee and expense limit will not change for the Fund and that the fee waivers and expense reimbursements provided by the Current Adviser for the Fund will remain in place as well.

Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the section “Evaluation by the Board of Trustees” in the enclosed Proxy Statement.

Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

A.

No, there are no material changes to the advisory services under the Current Advisory Agreement and the New Advisory Agreements. The differences primarily relate to the form of the contract and some technical legal provisions. We have attached these as Exhibits to the proxy statement. Shareholders are encouraged to read them.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy by mail or phone as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.

Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the New Adviser, or any of its affiliates, may be contacting you to urge you to vote on these important matters.

Midwood Long/Short Equity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 10, 2020

Dear Shareholders:

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has called a special meeting of the Shareholders of the Midwood Long/Short Equity Fund (the “Fund”), a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on June 10, 2020, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Midwood Capital Management LLC. No increase in the investment advisory fee is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposal 1. Shareholders of record at the close of business on May 1, 2020, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Randall K. Linscott, President

May 18, 2020

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Midwood Long/Short Equity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 10, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of 360 Funds (the “Trust”) on behalf of the Midwood Long/Short Equity Fund (the “Fund”) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on June 10, 2020, at 11:00 a.m., Eastern Time, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about May 18, 2020. Only shareholders of record at the close of business on May 1, 2020 (the “Record Date”) will be entitled to vote at the Meeting.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Midwood Capital Management LLC. No increase in the investment advisory fee is proposed.
2.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Shareholders in the Fund will vote separately on Proposal 1. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Availability of Proxy Materials

This Proxy Statement is available by calling 877-244-2635. The Fund’s annual and semi-annual reports are available, at no charge, by calling 877-244-6235.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE NEW ADVISER

Summary of the Proposal

You are receiving this proxy statement because the current investment adviser to the Fund, Crow Point Partners, LLC (the “Current Adviser”), plans to resign as the investment manager of the Fund, and recommended the Trust, on behalf of the Fund, enter into a new investment advisory agreement with Midwood Capital Management LLC, the current sub-adviser to the Fund (the “New Adviser”).  As a result, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), voted unanimously to approve a new investment advisory agreement between the Trust and the New Adviser (the “New Advisory Agreement”).   Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund or its shareholders. A description of the differences between the Current Advisory Agreement and the New Advisory Agreement are included below. The New Advisory Agreement is attached hereto as Exhibit A, and the Current Advisory Agreement is attached hereto as Exhibit B. The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the Fund.

The New Adviser has served as the investment sub-adviser to the Fund since its inception. David Cohen is a portfolio manager at the New Adviser, which was organized in 2003. The New Adviser is registered with the SEC as an investment adviser and has its principal office at 280 Summer Street, Suite M1, Boston, MA 02210.

At a meeting held on April 30, 2020, the Board, including all the Independent Trustees, approved the New Advisory Agreement between the Trust, on behalf of the Fund, and the New Adviser.  The Independent Trustees’ considerations are set forth below. The New Adviser and the Current Adviser have entered into an agreement through which the New Adviser will retain the Current Adviser to provide marketing services. The New Adviser will pay all fees and expenses related to the marketing agreement. The marketing agreement is the only compensation that the Current Adviser will receive under the transaction (the “Transaction”), which will close following shareholder approval of the New Advisory Agreement.

There will be no increase in advisory fees as a result of the New Advisory Agreement for the Fund.

Legal Analysis

In advance of the Transaction, the Board was informed by the Current Adviser that compensation was going to be paid to affiliated persons of the Current Adviser as a part of the Transaction. Legal counsel informed the Board that since compensation was involved in the Transaction, Section 15(f) of the 1940 Act applied to the Board’s considerations. Section 15(f) provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An “unfair burden” must not be imposed on the investment company because of the transaction causing the change of control, or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two years after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Current Adviser and its affiliated persons will not receive any compensation from the investment company under the Transaction; and

(2) During the three years immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of the Current Adviser, and the Trust contemplates that it will maintain this composition for at least three years from the date of the Transaction.

Information Concerning the Current Adviser

The current investment adviser to the Fund is Crow Point Partners, LLC (the “Current Adviser”), located at 280 Summer Street, Suite M1, Boston, MA 02210. The Current Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Current Adviser is a Massachusetts limited liability company. The names, titles, and addresses of the principal executive officers and directors of the Current Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Timothy O’Brien	Managing Member & Managing Director
Peter DeCaprio	Managing Member, Managing Director, and Assistant Compliance Officer
Paul DeCaprio	Compliance Officer/ General Counsel
James Craver	Chief Compliance Officer

* The address for each officer and director is 280 Summer Street, Suite M1, Boston, MA 02210.

During the semi-annual period ended March 31, 2020, the Current Adviser was paid the following advisory fees from the Fund.

Fund Name	Gross Advisory Fee	Fee Waiver	Expense Reimbursement	Net Advisory Fee
Midwood Long/Short Equity Fund	$82,307.84	$618.02	$0.00	$81,689.82

The Current Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) from exceeding 2.25% until January 31, 2022. Each waiver or reimbursement of an expense by the Current Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made, provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Information Concerning the New Adviser

Midwood Capital Management LLC (the “New Adviser”), located at 280 Summer Street, Suite M1, Boston, MA 02210, is the proposed investment adviser to the Fund. The New Adviser is a Delaware limited liability company founded in 2003 and is registered with the SEC as an investment adviser. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the New Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
David E. Cohen	Managing Member and CCO

Mr. Cohen has been a portfolio manager to the Fund since its inception.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

At a meeting on April 30, 2020, the Board, including all the Independent Trustees, unanimously approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement will become effective the day that it is approved by Fund shareholders. A general discussion of the differences between the New Advisory Agreement and the Current Advisory Agreement are described below. Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement. The New Advisory Agreement is attached hereto as Exhibit A. The Current Advisory Agreement is attached hereto as Exhibit B. The Current Advisory Agreement was last approved by shareholders on October 20, 2019.

Differences Between the Agreements

Other than the dates of the Agreements and the parties to the Agreements, there are no other material differences between the Current Advisory Agreement and the New Advisory Agreement.

Material Terms of the New Advisory Agreement

Both the New Advisory Agreement and the Current Advisory Agreement provide that the investment adviser:

●	Has discretionary management authority over the Fund’s portfolio.
●	Must comply with federal securities laws.
●	Must maintain adequate books and records; and
●	Must keep the Board informed of all materials events that impact the Fund.

The compensation under the New Advisory Agreement and the Current Advisory Agreement is the same. Under the New Advisory Agreement, the New Adviser is entitled to receive an annual advisory fee from the Fund of 1.25% of the average daily net assets.

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by the Adviser on 60 days’ notice to the Fund. The New Advisory Agreement may be amended by the parties (which include the New Adviser and the Trust) under the requirements of the 1940 Act.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date shareholders approve it. If shareholders do not approve the New Advisory Agreement, the Board and the New Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Evaluation by The Board of Trustees

At an in-person meeting held on April 30, 2020 (the “Meeting”), the Board approved the New Advisory Agreement for the Fund. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by the Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below. At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the New Adviser; (ii) the investment performance of the Fund under the management of the current portfolio team, which is acquiring the Adviser’s operations; (iii) the costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the New Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the New Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Current Adviser, which had part of the same portfolio management team as the New Adviser, as well as information specifically provided during the approval process, including at the Meeting.  The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Current Adviser, which would carry over to the New Adviser; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing the New Adviser’s investment philosophy, investment strategy, personnel, and operations, including a comparison of the Current Adviser and the New Adviser; (v) compliance and audit reports concerning the Fund and the New Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of the New Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the New Adviser including, without limitation: (i) documents containing financial information about the New Adviser, a description of personnel and the services provided to the Fund by the New Adviser, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the New Adviser from its relationship with the Fund.  The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement and each Trustee may have afforded different weights to the various factors.

(1)           The nature, extent, and quality of the services to be provided by the New Adviser.

The Board considered the responsibilities the New Adviser has under the New Advisory Agreement for the Fund.  The Board reviewed the services to be provided by the New Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered the New Adviser’s staffing, personnel and methods of operating; the education and experience of the New Adviser’s staff; and the New Adviser’s compliance program, policies, and procedures. The Board also noted that while the New Adviser would retain the Current Adviser for operational and marketing services, the New Adviser, and not the Fund, would bear all expenses related to that agreement. After reviewing the preceding and further information from the New Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the New Adviser was satisfactory and adequate for the Fund.

(2)           Investment Performance of the Fund and the New Adviser.

The Board noted that the New Adviser is currently managing the Fund under a sub-advisory agreement with the Current Adviser.  The Board considered that the New Adviser’s President and the portfolio manager of the Fund has been the portfolio manager of the Fund since its inception in January 2020.  The Trustees compared the short- and long-term performance of the Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages).  The Trustees also considered the consistency of the New Adviser’s management of the Fund with their investment objective and policies.

For the Fund, the Board recognized that the Fund was formed in January 2020 and did not yet have a meaningful performance record to evaluate. The Board noted, however, the New Adviser’s longer-term performance in managing the strategy in a limited partnership. Finally, the Board considered the Fund’s performance during the most recent market conditions as a result of COVID-19. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)	The costs of the services provided and profits realized by the New Adviser from the relationship with the Fund.

The Trustees considered: the New Adviser’s staffing, personnel and methods of operating; the financial condition of the New Adviser and its level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund.  The Trustees considered the financial statements of the New Adviser and the financial stability and productivity of the firm.  The Trustees considered the fees and expenses of the Fund (including the management fee) relative to its peer group as of April 1, 2020.  The Trustees noted that the management fee for the Fund was above the peer group median and average, but it was within a reasonable range for the category.

The Trustees also noted that the Fund’s net expense ratio was above the peer group average and median; they recognized that the Fund was substantially smaller than most of their peers, which affects the net expense ratio of the fund. The Trustees noted that regarding the Fund, the New Adviser has agreed to enter into an expense limitation agreement according to which the New Adviser will agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit each Fund’s annual operating expenses (with industry-standard exceptions) through January 31, 2022.  The Board also noted that the New Adviser expects to realize a reasonable profit for its management of the Fund.  Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees to be paid to the New Adviser by the Fund were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Board considered the Fund’s fee arrangements with the New Adviser.  The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangement for the Fund.  The Trustees noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the fund’s assets were enough to realize the effect of the breakpoint.  The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the New Adviser.  The Trustees noted that the Fund’s assets were at such levels that the expense limitation arrangements were providing benefits to the Fund’s shareholders currently. The Trustees also noted that the Fund would benefit from economies of scale under their agreements with some of their service providers other than the New Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the New Adviser’s efforts to work with M3Sixty to secure such arrangements for the Fund.  Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Fund’s investors.

(5)	Possible conflicts of interest and benefits derived by the New Adviser.

The Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Midwood Fund; and the substance and administration of the New Adviser’s code of ethics. The Board noted that members of the Current Adviser would be covered by the New Adviser’s Code of Ethics during the operations and marketing engagement. Based on the preceding, the Board determined that the New Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

PROPOSAL 2: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters which may be presented by others.  If any other business properly comes before the meeting, the proxy holders intend to vote thereon per their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND

VOTE “FOR” PROPOSAL 1.

OPERATION OF THE FUND

Each Fund is a diversified series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust on February 25, 2005. The Board supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Midwood Capital Management LLC as the sub-adviser to the Fund. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the Fund’s administrator, transfer agent and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as the custodian of the Fund’s assets. Matrix 360 Distributors, LLC, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to the service providers, other than the investment adviser, as a result of this Meeting.

THE PROXY

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 2,996,069.13 shares of beneficial interest of the Fund were issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter concerning the Fund submitted to a vote at the Meeting.

One-third of the outstanding shares of the Fund entitled to vote, present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement and New Sub-Advisory Agreement as it relates to the Fund. The 1940 Act defines “the majority of the outstanding voting shares” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

If the shareholders approve Proposal 1, the New Advisory Agreement is expected to be effective for the Fund as of the date of the Meeting.  If shareholders of the Fund fail to approve Proposal 1, the Board will consider additional options as it relates to the Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum.  The vote required to approve the Proposals is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees and officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Percent of Fund	Type of Ownership
Institutional Class Shares
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	26.32%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	20.58%	Record
Kenneth Rainan Foundation 155 Grand Avenue, Suite 1000 Oakland, CA 94612	12.35%	Record
The Shapiro Equity Investments LLC 1E Gregory Island Road South Hamilton, MA 01982	8.19%	Record
Myron Miller TTEE for Miller Family Nominee Trust 247 Commonwealth Ave #4 Boston, MA 02116	8.16%	Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a Fund.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The New Adviser is bearing the costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials. In addition to soliciting proxies by mail, the Board and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected to be $9,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 877-244-6235.

OTHER MATTERS

The Board is not aware of any other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on June 10, 2020:

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (877) 244-2635.  REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 8:00 A.M. TO 3:00 P.M. CENTRAL TIME.

EXHIBIT A

FORM OF THE NEW INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this June __, 2020, and between 360 Funds, a Delaware statutory trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Midwood Capital Management LLC (the “Adviser”), a Massachusetts limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)

Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund.  The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect.  To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser.  The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser.  In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.  No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)

Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board.  The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)

Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)

Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act.  The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder.  Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.

CODE OF ETHICS.  The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust.  The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics.  Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics.  Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics.  The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser.  The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether such violation relates to a security held by any Fund.

3.

INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)

Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund.  In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement.  The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)

Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission.  The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate.  The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)

Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)

Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser.  The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received.  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion.  The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.  This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.

ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)

Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement.  The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser complies in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)

Form ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)

Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)

Use of the Names “Midwood”.  The Adviser has the right to use the names “Midwood” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Midwood” in connection with the management and operation of each Fund.  The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Midwood.”

(e)

Insurance.  The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)

No Detrimental Agreement.  The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)

Conflicts.  The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund.  The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)

Representations.  The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.

THE NAMES “Midwood”.  The Adviser grants to the Trust a license to use the names “Midwood” (the “Name”) as part of the name of any Fund during the term of this Agreement.  The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate.  At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund.  As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.

ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A of this Agreement.  Such fee shall be computed daily and paid not less than monthly in arrears by each Fund.  The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement.  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.

INDEPENDENT CONTRACTOR.  In the performance of its duties hereunder, the Adviser is an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.

ASSIGNMENT AND AMENDMENTS.  This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof).  This Agreement may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)

This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set  forth  in Section 11 hereof or until terminated as follows:

i.

Either party hereto may, at any time on 60 days’ prior written notice to the other, terminate this Agreement, without payment of any penalty.  With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.

This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law.  In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.

NOTICE.  Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time.  Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting.  Notices to the Trust shall be directed to 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to Midwood Capital Management LLC, 280 Summer Street, Suite M1, Boston, MA 02210
Attention: President.

14.

CONFIDENTIALITY.  The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.

CERTAIN DEFINITIONS.  For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.

LIABILITY OF THE ADVISER.  Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.

RELATIONS WITH THE TRUST.  It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.

ENFORCEABILITY.  If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid.  This Agreement shall be severable as to each Fund.

19.

LIMITATION OF LIABILITY.  The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund.  In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee.  The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.

NON-EXCLUSIVE SERVICES.  The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.

GOVERNING LAW.  This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act.  To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.

PARAGRAPH HEADINGS; SYNTAX.  All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement.  Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.

COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

360 Funds		Midwood Capital Management LLC

By:		By:

Name:	Randall Linscott	Name:	David E. Cohen

Title:	President	Title:	President

SCHEDULE A

Investment Advisory Agreement

between

360 Funds (the “Trust”)

and

Midwood Capital Management LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Midwood Long/Short Equity Fund	None	1.25%	June __, 2020

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of June __, 2020.

360 Funds		Midwood Capital Management LLC

By:		By:

Name:	Randall Linscott	Name:	David E. Cohen

Title:	President	Title:	President

EXHIBIT B

CURRENT INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this 23rd day of December, 2019 by and between 360 Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Crow Point Partners, LLC (the “Adviser”), a Delaware limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule As may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

24.	THE ADVISER’S SERVICES.

(a)

Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)

Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)

Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)

Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Paragraph 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

25.

CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

26.

INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)

Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 14) that has occurred or is otherwise proposed to occur.

(b)

Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

27.	BROKERAGE.

(a)

Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)

Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

28.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

29.

ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

30.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)

Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)

ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)

Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)

Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of the Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)

No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(f)

Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(g)

Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

31.

ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

32.

INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

33.

ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 14). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

34.	DURATION AND TERMINATION.

(a)

This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(a)(ii) hereof and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

i.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 14); or

ii.

This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 14) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

35.

NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 360 Funds c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to Crow Point Partners, LLC, 25 Recreation Drive., Suite 206, Hingham, MA 02043, Attention: Peter DeCaprio.

36.

CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

37.

CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

38.

LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

39.

RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

40.

ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

41.

LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

42.

NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

43.

GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

44.

PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

45.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

*          *          *          *          *          *

Signature Page to Follow

*          *          *          *          *          *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this agreement.

360 FUNDS		CROW POINT PARTNERS, LLC

By:	/s/ Randy Linscott	By:	/s/ Peter DeCaprio

Name:	Randy Linscott	Name:	Peter DeCaprio

Title:	President	Title:	President & CEO

SCHEDULE A-1

Investment Advisory Agreement

between

360 Funds (the “Trust”) and

Crow Point Partners, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
Midwood Long/Short Equity Fund	None	1.25%	December 23, 2019

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

360 FUNDS		CROW POINT PARTNERS, LLC

By:	/s/ Randy Linscott	By:	/s/ Peter DeCaprio

Name:	Randy Linscott	Name:	Peter DeCaprio

Title:	President	Title:	President & CEO

360 Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. By PHONE with a live operator when you call toll-free 1-877-244-2635 Monday through Friday 8 a.m. to 3 p.m. Central time

Midwood Long/Short Equity Fund

A series of 360 Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2020

The undersigned, revoking all Proxies heretofore given, hereby appoints Ted Akins and Brandon Byrd as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Midwood Long/Short Equity Fund (the “Fund”), a series of 360 Funds (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on June 10, 2020, at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-244-2635. Representatives are available to assist you Monday through Friday 8 a.m. to 3 p.m. Central Time.

Midwood Long/Short Equity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Midwood Capital Management LLC. No investment advisory fee increase is proposed.	○	○	○
2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.	○	○	○